Nationwide Life Insurance Company:
•  Nationwide Variable Account –3
•  Nationwide Variable Account –4
•  Nationwide Variable Account –5
•  Nationwide Variable Account –6
•  Nationwide Variable Account –7
•  Nationwide Variable Account –8

• Nationwide Variable Account –9 • Nationwide Variable Account –10 • Nationwide Variable Account –11 • MFS Variable Account
Prospectus supplement dated September 1, 2008 to:

Product	Prospectus Dated
American Capital	5/1/2000
American Capital NY	5/1/2000
Smith Barney	5/1/2000
Smith Barney NY	5/1/2000
Citibank	5/1/2000
Evergreen Ultra Advantage	11/25/2003
Nationwide Classic	5/1/2003
Vision Plus	5/1/2004
Vision Plus NY	5/1/2004
Elite Pro LTD	5/1/2003
Elite Pro Classic	5/1/2003
BOA InvestCare	5/1/2002
Retirement Ally A	5/1/2003
Retirement Ally B	5/1/2003
MFS Annuity	5/1/2002

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

A “Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal” subsection of the “Federal Tax Considerations” section is added immediately after the “Non-Qualified Contracts – Non-Natural Persons as Contract Owners” subsection as follows:

In March 2008, the IRS issued Rev. Proc. 2008-24, which addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract.  A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under section 1035 of the Internal Revenue Code if, for a period of at least 12 months from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange.  In addition, the tax-free status of the exchange may still be preserved despite a distribution or surrender from either contract if the contract owner can show that between the date of the direct transfer and the distribution or surrender, one of the conditions described under section 72(q)(2) of the Internal Revenue Code that would exempt the distribution from the 10% early distribution penalty (such as turning age 59½, or becoming disabled; but not a series of substantially equal periodic payments or an immediate annuity) or “other similar life event” such as divorce or loss of employment occurred.  Absent a showing of such an occurrence, Rev. Proc. 2008-24 concludes that the direct transfer would fail to qualify as a tax-free 1035 exchange, and the full amount transferred from the original contract would be treated as a taxable distribution, followed by the purchase of a new annuity contract.  Rev. Proc. 2008-24 applies to direct transfers completed on or after June 30, 2008.  Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.